SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2004

HMS Holdings Corp.

(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	0-50194 (Commission File Number)	11-3656261 (I.R.S. Employer Identification Number)

401 Park Avenue South, New York, New York 10016
(Address of principal executive offices, zip code)

(212) 725-7965
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

     On October 25, 2004, HMS Holdings Corp. issued a press release announcing its financial results for the quarter ended September 30, 2004 and forward-looking statements relating to its expectations of results for the fiscal year ending December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated October 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2004

HMS Holdings Corp.
By:	/s/ William F. Miller III
William F. Miller III
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Thomas G. Archbold
Thomas G. Archbold
Interim Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued October 25, 2004